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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 27, 2001

                      Residential Asset Funding Corporation
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             (Exact name of registrant as specified in its charter)


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
                  North Carolina                             333-53168                   56-2064715
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  (State or Other Jurisdiction of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                                                     Identification No.)
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
         301 South College Street, DC-06
            Charlotte, North Carolina                                                    28288-0610
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     (Address of Principal Executive Offices)                                            (Zip Code)

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     Registrant's telephone number, including area code  (704) 374-4868
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                                    No Change
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          (Former name or former address, if changed since last report)
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                  Item 2.    Acquisition or Disposition of Assets


                  Description of the Certificates and the Mortgage Loans


                  Residential Asset Funding Corporation registered issuances of up to $4,500,000,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration
File No. 333-53168) (the "Registration Statement"). Pursuant to the Registration
Statement, RAFC Asset-Backed Trust 2001-1 (the "Issuer") issued $838,057,000 in aggregate principal amount of its Asset-Backed Certificates, Class A-1, Class
A-2, Class A-3, Class M-1, Class M-2 and Class B-1 (the "Certificates"), on
December 27, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates.


                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Agreement") attached hereto as Exhibit 4.1, dated as of November 30, 2001, among Residential Asset Funding Corporation, as depositor
(the "Depositor"), Citibank, N.A., as trustee (the "Trustee"), HomEq Servicing
Corporation, as servicer (the "Servicer"), First Union National Bank, as custodian and certificate administrator (the "Custodian" and the "Certificate
Administrator") and RAFC Transferor Trust, as transferor (the "Transferor"). The
Certificates represent beneficial ownership interests in a pool of mortgage loans and certain related property.


                  As of December 19, 2001, the Mortgage Loans possessed the characteristics described in the Prospectus dated October 30, 2001 and the Prospectus Supplement dated December 19, 2001 filed pursuant to Rule 424(b)(5) of the Act on December 27, 2001.




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         Item 7.      Financial Statements, Pro Forma Financial Information and
                      Exhibits.


         (a)      Not applicable


         (b)      Not applicable

         (c) Exhibit 1.1. Underwriting Agreement, dated December 19, 2001, among Residential Asset Funding Corporation, as depositor
                  (the "Depositor"), First Union National Bank, as the seller
                  (the "Seller") and First Union Securities, Inc., as the representative of the underwriters (the "Underwriters").

                  Exhibit 4.1. Pooling and Servicing Agreement, dated as of
                  November 30, 2001, among the Depositor, Citibank, N.A., as trustee (the "Trustee"), HomEq Servicing Corporation, as servicer (the "Servicer"), First Union National Bank, as custodian and certificate administrator (the "Custodian" and the "Certificate Administrator") and RAFC Transferor Trust, as transferor (the "Transferor").

                  Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated December 27, 2001.

                  Exhibit 10.1. Loan Purchase Agreement, dated as of November
                  30, 2001, among the Seller, the Transferor, the Certificate
                  Administrator and the Trustee.




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                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    RESIDENTIAL ASSET FUNDING CORPORATION,
                                    as Depositor and on behalf of the
                                    RAFC Asset-Backed Trust 2001-1

                                    Registrant




                                    By: /s/  Robert J. Perret
                                        ------------------------------
                                    Name:    Robert J. Perret
                                    Title:   Director




Dated:  January 2, 2002



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                                  EXHIBIT INDEX




Exhibit No.          Description
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Exhibit  1.1.        Underwriting Agreement, dated December 19, 2001,
                     among Residential Asset Funding Corporation, as
                     depositor (the "Depositor"), First Union National Bank,
                     as the seller (the "Seller") and First Union Securities,
                     Inc., as the representative of the underwriters
                     (the "Underwriters").

Exhibit 4.1.         Pooling and Servicing Agreement, dated as of November 30,
                     2001, among the Depositor, Citibank, N.A., as trustee
                     (the "Trustee"), HomEq Servicing Corporation, as servicer (the "Servicer"), First Union National Bank, as custodian and certificate administrator (the
                     "Custodian" and the "Certificate Administrator") and RAFC Transferor Trust, as transferor (the
                     "Transferor").

Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated December 27, 2001.

Exhibit 10.1. Loan Purchase Agreement, dated as of November 30, 2001, among the Seller, the Transferor, the Certificate
                     Administrator and the Trustee.